UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 11, 2021
Frontier Communications Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)
(203) 614-5600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed, on April 14, 2020, Frontier Communications Corporation (the “Company”) and all of its direct and indirect subsidiaries (together with the Company, the “Company Parties”) filed voluntary petitions under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On August 21, 2020, the Company Parties filed the Fifth Amended Joint Plan of Reorganization of Frontier Communications Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”) with the Bankruptcy Court, which then approved and confirmed the Plan on August 27, 2020.

On March 11, 2021, the Company (as it may be reorganized pursuant to the Plan, the “Borrower”) and certain of its subsidiaries (together with the Borrower, the “Loan Parties”) entered into a commitment letter (the “Commitment Letter”) with certain existing noteholders and/or their affiliates (the  “Commitment Parties”) pursuant to which, and subject to the satisfaction of certain conditions, including the Company Parties’ emergence from the Chapter 11 Cases, the Commitment Parties have agreed to provide the Borrower with an incremental term loan facility in an aggregate principal amount of $225 million (the loans borrowed thereunder, the “Incremental Term Loans”). The Incremental Term Loans are expected to be fungible with and on the same terms as the Loan Parties’ existing term loans and have the same CUSIP numbers and other identifiers.

The information being furnished under this Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: March 12, 2021	By:	/s/ Mark D. Nielsen
Mark D. Nielsen
Executive Vice President, Chief Legal Officer and Chief Transaction Officer